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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 18, 1999

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

      New York                    333-05271                13-3728743
----------------------------    ------------   ---------------------------------
(State or other jurisdiction    (Commission    (IRS Employer
of incorporation)               File Number)   Identification No.)


         380 Madison Avenue, New York                10017-2951
         ----------------------------------------    ----------
         (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 622-3510

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Item 5. Other Events:

      On or about 10/18/99, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1 and Series 1998-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

      Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            --------          ---------------


            20.1               Monthly Reports with respect to the October 18,
                               1999 distribution

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 29, 1999
                                    THE CHASE MANHATTAN BANK, As Paying Agent, on behalf of Chase Commercial Mortgage Securities Corp.

                                    By: /s/ Norma Catone
                                    ----------------------------
                                    Name:  Norma Catone
                                    Title: Vice President

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                                      INDEX TO EXHIBITS

Exhibit No.                           Description
------------                          ---------------

20.1 Monthly Reports with respect to the distribution to certificateholders on October 18, 1999.